SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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WESTCORP

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23 Pasteur

Irvine, California 92618

April 5, 2004

Dear Shareholder:

      You are encouraged to join us for Westcorp’s annual meeting of shareholders to be held at 10:00 a.m. on Monday, April 26, 2004, at our corporate headquarters located at 23 Pasteur, Irvine, California. The Board of Directors and management will be reviewing a successful 2003 and presenting strategies for our continued success. You will have the opportunity to express your views and ask questions.

      The business items to be acted on during the meeting are listed in the Notice of Annual Meeting and are described more fully in the Proxy Statement. The Board of Directors has considered the proposals and recommends that you vote FOR them.

      Your vote, regardless of the number of shares you own, is important. You may vote on the Internet, by telephone or by mail. Please review the instructions on the enclosed proxy card regarding each of these voting options. If you attend the annual meeting you may vote in person if you desire, even if you have previously submitted your proxy.

      We look forward to seeing you at the meeting. On behalf of our Board of Directors, I thank you for your continued support and confidence.

Sincerely,

Ernest S. Rady
Chairman of the Board and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on April 26, 2004
PROXY STATEMENT
PROXIES AND VOTING INFORMATION
PROPOSAL 1
ELECTION OF DIRECTORS
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
CODE OF ETHICS
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
LONG TERM INCENTIVE PLANS -- (AWARDS IN LAST FISCAL YEAR)
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
INCORPORATION BY REFERENCE
STOCK PRICE PERFORMANCE GRAPH
COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN AMONG WESTCORP, THE S&P 500 INDEX AND SIC CODE INDEX
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS WHO ARE NOT MANAGEMENT
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
ANNUAL REPORT TO SHAREHOLDERS
OTHER MATTERS
ANNUAL REPORT ON FORM 10-K
APPENDIX A
APPENDIX B

23 Pasteur

Irvine, California 92618

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 26, 2004

To the Shareholders of Westcorp:

      The Annual Meeting of Shareholders of Westcorp, a California corporation, will be held at our corporate headquarters, 23 Pasteur, Irvine, California, on Monday, April 26, 2004, at 10:00 a.m., for the following purposes:

1. elect four directors;

2. approve the Westcorp Long Term Incentive Plan;

3. approve the amendment of Westcorp’s Articles of Incorporation and Bylaws to declassify the Board of Directors;

4. ratify the appointment of Ernst & Young LLP as Westcorp’s independent auditors; and

5. transact such other business as may properly come before the annual meeting.

      You are entitled to vote at the annual meeting if you were a stockholder at the close of business on the record date for the annual meeting, which is March 11, 2004. You may vote in person at the annual meeting, by completing and mailing the enclosed proxy card, by telephone or on the Internet.

      Whether or not you plan to attend the annual meeting, please submit a proxy as soon as possible, so your shares can be voted at the annual meeting. For specific instructions on voting, please refer to the instructions on the proxy card. You have the right to revoke your proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or at different addresses, each proxy should be submitted to ensure that all your shares will be properly voted.

By Order of the Board of Directors

Guy Du Bose
Vice President, General Counsel and Secretary

23 Pasteur

Irvine, California 92618

PROXY STATEMENT

Approximate date proxy material first sent to shareholders:

April 5, 2004

PROXIES AND VOTING INFORMATION

Solicitation of Proxies

      This Proxy Statement is furnished by the Board of Directors of Westcorp in connection with its solicitation of proxies for use at our annual meeting of shareholders for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The entire cost of soliciting these proxies will be borne by us.

Meeting Date and Location

      The annual meeting will be held on Monday, April 26, 2004 at 10:00 a.m. at Westcorp’s corporate headquarters located at 23 Pasteur, Irvine, California 92618.

Purposes

      At the annual meeting, the shareholders will consider and vote on proposals to (i) elect four directors, (ii) approve the Westcorp Long Term Incentive Plan, (iii) approve the amendment of Westcorp’s Articles of Incorporation and Bylaws to declassify the Board of Directors, (iv) ratify the appointment of Ernst & Young LLP as our independent auditors, and (iv) transact such other business as may properly come before the annual meeting.

Record Date; Shareholders Entitled to Vote

      The record date for the annual meeting is March 11, 2004. You may vote at the annual meeting if you were a shareholder at the close of business on the record date. Only shareholders of record at the close of business on the record date will be entitled to vote at the annual meeting. As of the record date there were 51,782,995 shares of our common stock outstanding, $1.00 par value. No shares of any other class of stock are outstanding.

Market Value of Stock

      As of March 11, 2004, our common stock had a market price of $40.30 per share. Our common stock is traded on the New York Stock Exchange.

Voting Securities

      Proxies duly executed and returned by you and received by us before the annual meeting will be voted FOR the election of the four directors specified in this proxy, FOR the Westcorp Long Term Incentive Plan, FOR the approval of the amendment of Westcorp’s Articles of Incorporation and Bylaws to declassify the Board of Directors, and FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors, unless a contrary choice is specified in the proxy. Although shareholder ratification of the appointment of Ernst & Young LLP as our independent auditors is neither required nor binding, the Board of Directors has elected to seek ratification by the affirmative vote of a majority of the shares of common stock represented and voting at the annual meeting. If you have indicated a specification as provided on the proxy card, the shares represented by your proxy will be voted and cast in accordance with your specification. As to other matters, if any, to be voted upon, the person designated as proxy will take such actions as he or she may deem advisable in his or her discretion. Our Board of Directors selected Ernest Rady as proxy and Thomas Wolfe as alternate. They are officers and directors of Westcorp. Each share of the Westcorp common stock outstanding at the close of business on the record date will be entitled to one vote for each of the various proposals submitted to the shareholders.

      Your execution of the enclosed proxy will not affect your right as a shareholder to attend the annual meeting and to vote in person. You may revoke your proxy by either (i) a later dated proxy, (ii) a written revocation sent to and received by our Secretary prior to the annual meeting or (iii) attendance at the annual meeting and voting in person.

PROPOSAL 1

ELECTION OF DIRECTORS

      Westcorp’s Board of Directors currently is divided into two classes of directors serving staggered two-year terms. Directors for each class are elected at the annual meeting of shareholders held in the year in which the term for their class expires. The term for four Class II Directors will expire at this annual meeting. At the annual meeting, four nominees, Judith M. Bardwick, James R. Dowlan, Duane A. Nelles, and Ernest S. Rady, are nominated for election to serve until 2006 and until their successors are elected and qualified; provided that if the amendment to the Articles of Incorporation and Bylaws to declassify the Board of Directors, as described in Proposal 3, is adopted by the shareholders, then each of these directors shall serve a one-year term ending in 2005. All of the nominees are currently directors of Westcorp.

      The following information is submitted concerning our directors, including the nominees for election, Judith M. Bardwick, James R. Dowlan, Duane A. Nelles, and Ernest S. Rady

		Director
Name	Age	Since	Position

Judith M. Bardwick	71	1994	Director
Robert T. Barnum	58	1998	Director
James R. Dowlan	66	2001	Director
Duane A. Nelles	60	2003	Director
Ernest S. Rady	66	1982	Chairman of the Board of Directors and Chief Executive Officer
Harry M. Rady	36	2003	Director
Charles E. Scribner	66	1998	Director
Thomas A. Wolfe	44	2002	Director and President

Director Nominees

      Judith M. Bardwick, Ph.D. has been a Director of Westcorp and Western Financial Bank since 1994. She has been a Director of Westcorp’s second-tier subsidiary, WFS Financial, since 2001. Dr. Bardwick is President and founder of Bardwick and Associates, a management consulting firm. In addition to her many academic achievements, Dr. Bardwick has been an active business consultant for more than two decades. Dr. Bardwick earned a B.S. degree from Purdue University and an M.S. from Cornell. She received her Ph.D. from the University of Michigan and subsequently became a Full Professor and Associate Dean of the College of Literature, Science and the Arts at that university. Dr. Bardwick has devoted herself to consulting and business-related research and writing, concentrating on issues relating to improving organizational efficiency and management skills. She has been a clinical Professor of Psychiatry at the University of California at San Diego since 1984 and has worked as a psychological therapist. Her most recent business book, Toward the Eye of the Storm, was published in 2002. She is the author of seven other books. In addition, she has published more than 85 articles on a wide range of topics during her distinguished career.

      James R. Dowlan has been a Director of Westcorp since 2001 and a Director of WFS Financial since 1995. He served as Senior Executive Vice President of WFS Financial from 1995 through January 1999. He started as Senior Vice President of Western Financial Bank in 1984 and then acted as Executive Vice President of the Bank from 1989 until the Auto Finance Division of Western Financial Bank was combined with WFS Financial in 1995. He also served as Chairman of the Board of Western Financial Insurance Agency, Inc., and Chairman of Westhrift Life Insurance Company, subsidiaries of the Bank, and President and Chief Executive Officer of WFS Financial Auto Loans, Inc. and WFS Financial Auto Loans 2, Inc., subsidiaries of WFS Financial. Prior to his association with Western Financial Bank, Mr. Dowlan was Vice President of Loan Administration for Union Bank, where he held several positions since 1973. He served for several years on the National Advisory Board Installment Lending, the American Bankers Association and the Consumer Lending Committee of the California Bankers Association. He is a graduate of the Pacific Coast Banking School, University of Washington.

      Duane A. Nelles has been a Director of Westcorp and Western Financial Bank since February 2003 and of WFS Financial since 1995. Since 1988 he also has served on the Board of Directors of QUALCOMM, Inc., a world leader in digital wireless communications. Mr. Nelles was a partner in an international accounting firm, now known as PricewaterhouseCoopers, from 1968 to 1987. From 1987 to 2000, he headed a private personal investment business. Mr. Nelles received his M.B.A. degree from the University of Michigan.

      Ernest S. Rady has served as Chairman of the Board and Chief Executive Officer of Westcorp since 1973 and as President from 1982 to 1996 and from 1998 to 1999. He has served as Chairman of the Board of Western Financial Bank since 1982 and Chief Executive Officer of the Bank from 1994 to 1996 and from 1998 to present. He has been Chairman of the Board of WFS Financial since 1995 and a Director since 1988. Mr. Rady is a principal shareholder, manager, and consultant to a group of companies engaged in real estate management and development, property and casualty insurance and investment management through American Assets, Inc. and Insurance Company of the West. Mr. Rady is the father of Director Harry Rady.

      The Board recommends a vote FOR the election to the Board

of each of the nominees named above.

      The person named as proxy and his alternate in the accompanying proxy have advised us of their intention to vote shares covered by proxies received in favor of the election of the nominees named above, each of whom have consented to be named and have indicated their intent to serve if elected. If any nominee becomes unavailable for any reason, the proxy or his alternate in his discretion will vote for substitute nominees of the Board of Directors, unless otherwise instructed.

Directors Whose Terms Will Expire in 2005

      Westcorp’s directors listed below whose terms are not expiring this year will continue in office for the remainder of their terms or earlier in accordance with Westcorp’s Bylaws. Information regarding the business experience of each of these directors is provided below.

      Robert T. Barnum has been a Director of Westcorp and of Western Financial Bank, a subsidiary of Westcorp, since 1998. He is a private investor and advisor to several private equity funds. He is currently the Chairman of the Board of Korea First Bank, a $25 billion asset Korean Bank owned jointly by Texas Pacific Group, Blum Capital and the Government of Korea. Mr. Barnum was the Chief Financial Officer and then President and Chief Operating Officer of American Savings from its acquisition in 1989 until its sale to Washington Mutual in 1998. American Savings was a $20 billion California thrift that was owned by the Robert M. Bass group. Mr. Barnum was a director of National RE until its sale to General Re in 1996 and of Harborside Healthcare until its recapitalization in 1997, and of Center Trust Properties until its sale to Pan Pacific in 2003. Mr. Barnum is currently on the Board and Chairman of the Audit Committee of American Residential Investment Trust and Ameriquest Capital Corporation. He also is on the Board of Berkshire Mortgage. Mr. Barnum holds a B.S. in Mathematics from the University of Illinois and an M.B.A. in Finance from Indiana University.

      Harry M. Rady has been a Director of Westcorp and Western Financial Bank since 2003. Mr. Rady serves as the Chief Investment Officer and Director of American Assets, Inc., a financial, investment management, and real estate conglomerate, and has been with American Assets for the past eight years. For the past two years, he also has served as Chief Investment Officer and a Director of Insurance Company of the West, a property casualty insurance company. Mr. Rady received his M.B.A. from the University of Southern California. Harry Rady is the son of Director Ernest Rady.

      Charles E. Scribner has been a Director of Westcorp and Western Financial Bank since 1998. Mr. Scribner was with Bank of America for 34 years, retiring in May 1994. From 1979 to 1983, he was Regional Senior Vice President in charge of the Orange County/ Los Angeles coastal region, responsible for loan deposits and general operations of 150 branches in the region. From 1984 to 1986, he was Senior Vice President and General Manager of the northern Asian operation for Bank of America headquartered in Tokyo. Mr. Scribner later became Area Manager of southern Asia for Bank of America from 1986 through 1989. He was in charge of all banking activities in eight countries and was headquartered in Singapore. From 1990 to 1994, he served as Bank of America’s Executive Vice President and General Manager of the southern California Commercial Banking wholesale activities. Mr. Scribner currently serves on the Board of Insurance Company of the West, Whittier Institute, Western Financial Bank and Westcorp.

      Thomas A. Wolfe has been a Director of Westcorp and WFS Financial since February 2002. He has served as President of Westcorp since February 2002, having previously served as Senior Vice President since March 1999. Mr. Wolfe has served as President of Western Financial Bank since May 2002 and as Vice Chairman and Director since March 2002. In February 2002, Mr. Wolfe was elected Chief Executive Officer of WFS Financial, having previously served as President and Chief Operating Officer since March 1999. Mr. Wolfe began his career with WFS Financial as Executive Vice President and National Production Manager in April 1998. Prior to joining WFS Financial, he held the position of National Production Manager at Key Auto Finance, where he oversaw the production of the indirect auto finance business, which included prime, sub-prime, leasing and commercial lending. Mr. Wolfe has been in the auto finance and consumer credit industry since 1982. He previously held positions with Citibank and General Motors Acceptance Corporation. Mr. Wolfe is also a Director of DealerTrack Holdings, Inc. He graduated from Oregon State University in 1981 with a degree in finance.

Audit Committee and Qualified Legal Compliance Committee

      Westcorp has a standing Audit Committee of the Board of Directors composed of Directors Robert T. Barnum, Duane A. Nelles, and Charles E. Scribner. Mr. Barnum is Chairman of the Audit Committee. Information regarding the functions performed by the Audit Committee, its membership, and the number of meetings held during the last fiscal year is set forth in this Proxy Statement in the Report of the Audit Committee and in the Audit Committee Charter. A copy of the Audit Committee Charter, adopted by our Board of Directors and pursuant to which the Audit Committee conducts its functions, is attached to this proxy as Appendix A. The full Board of Directors has determined that each of the members of the Audit Committee, Mr. Barnum, Mr. Nelles, and Mr. Scribner, qualifies as (i) independent under the standards prescribed by the Securities and Exchange Commission and the New York Stock Exchange and (ii) an audit committee financial expert under the definition adopted by the Securities and Exchange Commission. The full Board of Directors also has confirmed with Westcorp’s general and outside counsel that all relationships that exist between Westcorp and its independent directors are within the standards prescribed by the New York Stock Exchange and the Securities and Exchange Commission. The members of the Audit Committee also serve as the members of our Qualified Legal Compliance Committee in accordance with Securities and Exchange Commission regulations. The Charter for the Qualified Legal Compliance Committee is available at www.westcorpinc.com.

Compensation Committee

      Westcorp has a standing Compensation Committee of the Board of Directors whose current members are Directors Charles E. Scribner, Robert T. Barnum, and James R. Dowlan. Mr. Scribner is Chairman of the Compensation Committee. Mr. Dowlan was formerly an officer of Westcorp’s subsidiaries WFS Financial and

Western Financial Bank. The Compensation Committee reviews and approves recommendations for annual salaries of employees, otherwise known as associates, reviews and sets the levels of compensation of senior management, and establishes policies applicable to, performance related to, and basis for compensation. The Compensation Committee held three meetings during 2003. The Compensation Committee Charter is available at westcorpinc.com.

Corporate Governance and Nominating Committee

      Westcorp established a standing Corporate Governance and Nominating Committee on February 25, 2004 consisting of Directors Robert T. Barnum, Duane A. Nelles, and Charles E. Scribner. The full Board of Directors has determined that each of the members of the Corporate Governance and Nominating Committee qualifies as independent under the standards prescribed by the Securities and Exchange Commission and the New York Stock Exchange. The full Board of Directors also has confirmed with Westcorp’s general and outside counsel that all relationships that exist between Westcorp and its independent Directors are within the standards prescribed by the New York Stock Exchange and the Securities and Exchange Commission.

      The Corporate Governance and Nominating Committee will consider director candidates to the Board of Directors recommended by shareholders. Shareholders may propose director nominees for consideration by the Corporate Governance and Nominating Committee by submitting the names and supporting information to Secretary, Westcorp, 23 Pasteur, Irvine, California 92618, by 120 days before April 5, 2005.

      The Corporate Governance and Nominating Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board of Directors, in collectively serving the long-term interests of the shareholders of Westcorp as a whole, rather than special interest groups. The Corporate Governance and Nominating Committee identifies and evaluates director nominees by (i) reviewing the present needs of the Board of Directors and establishing specific criteria, (ii) reviewing the performance of the incumbent directors, (iii) proposing to the Board of Directors criteria for board composition before each search is undertaken, (iv) determining whether a search firm should be hired, (v) providing parameters to a search firm, if one is hired, and (vi) reviewing the qualifications of any proposed new directors. The Charter for the Corporate Governance and Nominating Committee is available at www.westcorpinc.com.

Meetings of the Board

      The Board of Directors of Westcorp held a total of nine meetings during 2003. All directors have attended at least 75% of all board and applicable committee meetings. Westcorp’s policy is that all directors should attend the annual meeting of the Board of Directors. Last year, all of the directors attended the annual meeting.

Director Compensation

      Each director who is not also an associate of Westcorp or its subsidiaries received $5,000 for each quarterly board meeting attended, $2,250 for each non-quarterly board meeting attended, and $1,000 for each committee meeting that is not held in conjunction with a board meeting. Directors who are associates of Westcorp or its subsidiaries do not receive additional compensation for their services as directors. Directors who attend a Westcorp and WFS Financial board meeting on the same day are compensated for only one of the two meetings.

PROPOSAL 2

APPROVAL OF THE WESTCORP LONG TERM INCENTIVE PLAN

      The Board of Directors has adopted the Westcorp Long Term Incentive Plan (the “Plan”). The Plan consists of a series of essentially identical agreements entered into between Westcorp and selected associates of Westcorp. A copy of the form of agreement used for the Plan is attached to this Proxy Statement as Appendix B. You are being asked to vote to approve the Plan at the annual meeting. The following is a brief summary of the material terms and conditions of the Plan, but is qualified in its entirety by reference to the full text of the Plan. You are urged to review the Plan in connection with casting your vote on this proposal. Approval of this proposal requires an affirmative vote of a majority of the shares voting at the annual meeting.

      The Board of Directors believes that it is important for Westcorp to have a variety of incentive plans to attract and retain the most qualified associates. The Plan is one of the incentive plans we have created for that purpose. The Plan is designed to induce those who are covered by the Plan to work to achieve the long-term growth objectives desired by the Board of Directors. The Plan generally authorizes the payment of a cash award to selected associates if Westcorp has achieved a per share tangible net book valuation of $28.08 by December 31, 2004 and the associate entitled to an award remains employed by Westcorp or one of its subsidiaries on April 30, 2005. The Plan further provides that no payment may be made under the Plan unless that payment will be deductible by Westcorp. Under the applicable Internal Revenue Service rules, shareholder approval of the Plan is required for the payment to be deductible by Westcorp.

      The Plan is administered by the Board of Directors. The Board of Directors determines which associates are to be offered an award under the Plan, the amount of the award, and whether any adjustments are to be made to the terms of the Plan, including specifically the per share target valuation of Westcorp.

      To date, the Board of Directors has offered awards under the Plan to the following named Executive Officers and other associates in the following amounts:

Thomas A. Wolfe	$1,000,000
Lee A. Whatcott	$405,000
David W. Prescher	$277,500
Dawn M. Martin	$300,000
All others	$1,993,553

      In all cases, no incentive award will be paid unless the Plan is approved by the shareholders. In addition, no incentive award will be paid to any associate if Westcorp has not achieved a per share tangible net book valuation of $28.08 by December 31, 2004 and that associate is still employed by Westcorp or a subsidiary of Westcorp on April 30, 2005. The Plan does provide that if an associate covered by the Plan is terminated for reasons other than for cause after June 30, 2004, then the associate will receive a partial payment if all other conditions are met. The amount of this partial payment will be based upon the percentage of time the associate is employed between the date that associate executed a Plan agreement and April 30, 2005. As of the date of this Proxy Statement, none of the associates covered by the Plan are subject to the termination without cause provision. If an associate covered by the Plan is terminated for cause, (such as dishonesty, breach of fiduciary duty, violation of law or material violation of company policy) or resigns, retires, is disabled for more than six months as of April 30, 2005 or dies prior to that date, no payment will be made under the Plan.

      The term “tangible net book value” is defined in the Plan and means Westcorp’s shareholder’s equity, as determined in accordance with generally accepted accounting principles and disclosed in the financial statements filed by Westcorp with the Securities and Exchange Commission, reduced by all intangible assets of Westcorp (including but not limited to goodwill). At December 31, 2003, the tangible net book value of Westcorp was $23.00. The Board of Directors has the authority, in its sole and absolute discretion, to adjust the target valuation of $28.08 per share. The Plan provides that the participation by Westcorp or one or more of its subsidiaries in a merger, reorganization or consolidation, or the acquisition or disposition of assets or securities may result in an adjustment. However, the Board of Directors is not obligated to make an adjustment notwithstanding that one or more of such events may have occurred prior to December 31, 2004. As of the date of this proxy statement, the Board of Directors has not indicated that it has any intention of adjusting the target valuation.

      As noted above, an award under the Plan will not be made unless the payment of that award will be deductible by Westcorp. In that event, the payment of the award will be taxable to the associate receiving the award as ordinary income in the year of its receipt. In contemplation that payments may be required under the Plan, Westcorp commenced expensing the amounts that might be due, such that the actual payment of the awards, if actually made after April 30, 2005, will not have a material affect on the financial condition of Westcorp.

      The Board of Directors recommends a FOR vote

on the approval of the Westcorp Long Term Incentive Plan.

PROPOSAL 3

APPROVAL OF THE AMENDMENT OF WESTCORP’S

ARTICLES OF INCORPORATION AND BYLAWS
TO DECLASSIFY THE BOARD OF DIRECTORS

      As part of its review of corporate governance issues during 2003, our Board of Directors decided that all directors should be elected by the shareholders each year. Currently, our Board of Directors is divided into two classes of directors serving staggered two-year terms, so that approximately one-half of our Directors are elected at each annual meeting of shareholders. A board that is divided into classes in this manner is often referred to as a “classified” board.

      Our Board of Directors has unanimously approved and recommended for approval by shareholders an amendment to Article IV, Paragraph C of the Articles of Incorporation and Article III, Section 3 and Section 4 of the Bylaws to eliminate the classification of our Board into two different classes. A copy of the proposed amendment is attached to this Proxy Statement as Appendix C. The proposed amendments to the Articles and Bylaws will by voted on together; they will either both be accepted or both be rejected. If the amendments are approved and become effective, our Board of Directors will not be classified and newly elected members will not serve staggered terms. Instead, all directors, including the directors elected at this annual meeting, will be elected at each annual meeting of shareholders and serve a one-year term and until their successors are elected and qualify or until their earlier resignation, disqualification, disability or removal. The proposed amendments will not, however, shorten the term of any incumbent director whose term does not expire this year.

      As is the case for many other corporations, our primary purpose in maintaining a staggered board structure was to promote stability by helping to maintain a greater continuity of experience on our Board of Directors because a significant number of directors on the board at any given time will have at least one year of experience with Westcorp. A classified board has also been viewed as an antitakeover device designed to encourage persons, or groups of persons, seeking control of a company to do so by means of a process that involved voluntary agreements reached through negotiations with our management and Board of Directors.

      Many investors believe that staggered boards decrease directors’ accountability to shareholders. These investors, including many shareholder activists and significant institutional investors, urge that stockholders should have the opportunity to elect a public company’s directors annually. The annual election of the entire Board of Directors affords shareholders the opportunity to consider the performance of the nominees on a yearly basis.

      The Board of Directors has approved and is recommending this Proposal 3 to the shareholders as being in the best interests of Westcorp and its shareholders because (i) it enhances accountability of the Board of Directors and provides shareholders with a mechanism to register their views on the performance of the Board collectively and of each director individually for their decisions and policies on an annual basis and (ii) the classification of the Board of Directors is not effective as an antitakeover device because a majority of the shares of Westcorp outstanding are controlled by a single person, our Chairman, Ernest Rady.

Required Vote

      The approval of Proposal 3 requires the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of Westcorp’s voting stock.

      The Board of Directors recommends a FOR vote on the amendment of

Westcorp’s Articles of Incorporation and Bylaws to declassify the Board of Directors

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Upon the recommendation of the Audit Committee, the accounting firm of Ernst & Young LLP serves Westcorp and its subsidiaries as their independent auditors at the direction of our Board of Directors. This matter is not required to be submitted for shareholder approval, and although shareholder approval is not binding, the Board and the Audit Committee have elected to seek shareholder ratification of the appointment of Ernst & Young LLP as Westcorp’s independent auditors. One or more representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

Audit Fees, Audit Related Fees, Tax Fees, and Other Fees

      Consolidated fees paid to the independent auditors for the last fiscal year were as follows: annual audit $437,000, audit related $325,972, tax fees $161,733, and other fees $19,500. Consolidated fees paid to independent auditors for 2002 were as follows: annual audit $275,000, audit related $778,860, and tax fees $166,242. Fees paid by Westcorp to Ernst & Young LLP are allocated to Westcorp’s subsidiaries and affiliates under various intercompany agreements. Audit fees include the audit of Westcorp’s consolidated financial statements included in the Form 10-K and review of Westcorp’s interim financial information included in its Form 10-Q’s. Audit related fees relate primarily to transaction due diligence and accounting consultations. Tax fees relate primarily to tax consulting and compliance services.

The Board of Directors recommends a FOR vote on the ratification of the appointment of Ernst & Young LLP as Westcorp’s independent auditors.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

      The following information is provided with respect to executive officers who are not directors. These officers providing services to Westcorp may be employed by related companies, and provide those services at fair market value to us, while also serving as officers of Westcorp.

			Officer
Name	Position	Age	Since

Richard G. Banes	Vice President and Director of Audit Services	46	1999
Marguerite Drew	Western Financial Bank Executive Vice President and President of Retail Banking	46	2002
Guy Du Bose	Vice President, General Counsel and Secretary	49	1992
Robert Galea	WFS Financial and Western Financial Bank Executive Vice President and Chief Marketing Officer	53	2002
Karen Marchak	WFS Financial and Western Financial Bank Executive Vice President and Director of Human Performance	46	2000
Dawn M. Martin	Senior Vice President and Chief Information Officer	44	1997
Cathy J. Mungon	WFS Financial and Western Financial Bank Executive Vice President and Director of Project Office	53	1985
Mark Olson	Vice President and Controller	41	1994
J. Keith Palmer	Vice President and Treasurer	44	1993
David W. Prescher	WFS Financial Executive Vice President and Western Financial Bank Vice President	41	1997
James E. Tecca	Western Financial Bank Vice Chairman and President of Commercial Banking	61	1996
Ronald Terry	Vice President and Chief Credit Officer	37	2000
Lee A. Whatcott	Executive Vice President, Chief Financial Officer and Chief Operating Officer	44	1988

      The following is a brief account of the business experience of each executive officer who is not a director.

      Richard G. Banes joined us in 1999 and serves as the Vice President and Director of Audit Services of Westcorp. Since December 2003, Mr. Banes has served as Executive Vice President and Director of Audit Services of Western Financial Bank and WFS Financial. Prior to this, Mr. Banes was Senior Vice President and Director of Audit Services of Western Financial Bank and WFS Financial. Mr. Banes is a licensed certified public accountant in California and a member of the American Institute of Certified Public Accountants and the Institute of Internal Auditors. Prior to joining us, Mr. Banes was Senior Vice President and Director of Management Audit for Avco Financial Services, a worldwide sub-prime consumer finance and auto lending company from 1996 to 1999. From 1993 to 1996, he was Senior Vice President and Audit Director for First Interstate Bank, a major U.S. bank that was acquired in 1996 by Wells Fargo Bank. Prior to First Interstate, Mr. Banes was a financial services audit professional at Ernst & Young LLP.

      Marguerite Drew has served as Executive Vice President and President of Retail Banking for Western Financial Bank since December 2003. Prior to this, she was Senior Vice President and Director of Retail Banking for Western Financial Bank. She joined Western Financial Bank in 2001 as Southern California Regional Manager. Ms. Drew has over 25 years of retail banking experience. She was with Wells Fargo Bank for 22 years prior to joining Western Financial Bank. From 1991 to 1995, she was the Vice President Business Manager in the Newport/ Costa Mesa area, responsible for both business deposits and loan growth. From 1995 to 2001, she was the Orange County/ San Diego Coastal Regional Vice President, responsible for loan deposit, investments, and general operations for over 50 branches, traditional and in-store.

      Guy Du Bose serves as Vice President, General Counsel and Secretary for Westcorp and Senior Vice President, General Counsel and Secretary of WFS Financial and Western Financial Bank, all since 1999. He started as Vice President and Legal Counsel of the Bank in 1992. He became Senior Vice President of the Bank in 1997 and General Counsel and Secretary of the Bank in 1999. Prior to his association with us,

Mr. Du Bose was Chief Operating Officer and General Counsel of Guardian Federal Savings, Senior Vice President and General Counsel of Mercury Federal Savings and Loan Association, and Corporate Counsel of Southern California Savings. Mr. Du Bose is an active member of the California State Bar Association and a member of various professional associations.

      Robert Galea joined us in 2002 and has served as Executive Vice President and Chief Marketing Officer for WFS Financial and Western Financial Bank since December 2003. From 2002 to December 2003, Mr. Galea was Senior Vice President and Chief Marketing Officer for WFS Financial and Western Financial Bank. Mr. Galea manages all marketing efforts for WFS Financial and Western Financial Bank. Prior to joining WFS Financial and Western Financial Bank, Mr. Galea was Senior Vice President, Director of Marketing with Chittenden Bank in Vermont from 2001 to 2002 and Senior Vice President, Director of Marketing with Imperial Bank in Los Angeles from 1998 to 2001. Prior to 1998, Mr. Galea was with Home Savings of America in Southern California for over 20 years in sales and marketing positions.

      Karen Marchak has served as Executive Vice President and Director of Human Performance for WFS Financial and Western Financial Bank since December 2003. From 2002 to December 2003, she was Senior Vice President and Director of Human Performance for WFS Financial and Western Financial Bank. From 2000 to 2002, she was a Vice President with WFS Financial and Western Financial Bank. Before joining us in 2000, she created and managed the organizational development function at Mission Hospital from 1998 to 2000. From 1996 to 1998, Ms. Marchak managed a training and organizational development department at Jack in the Box.

      Dawn M. Martin has been Senior Vice President and Chief Information Officer of Westcorp and Executive Vice President and Chief Information Officer of WFS Financial and Western Financial Bank since 1999. Ms. Martin joined WFS Financial, in April 1997 as Senior Vice President, Manager of Network Computing. Prior to joining us, Ms. Martin was Senior Vice President and System Integration Officer at American Savings Bank where she was employed from 1984 to 1997.

      Cathy J. Mungon has served as Executive Vice President and Director of Project Office for WFS Financial and Western Financial Bank since December 2003. From 2002 to December 2003, she was Senior Vice President and Director of Project Office. From 1999 to 2002, she was Senior Vice President and Director of Operations for WFS Financial. Ms. Mungon joined Western Financial Bank in 1981 when she became a member of the Systems/ Training Department. She was promoted to Assistant Vice President of Western Financial Bank in 1985. In 1992, she was promoted to Vice President of Systems/ Training and Operations. In 1995, she transferred to WFS Financial as Vice President of Business Systems Support and Operations. Prior to joining us, Ms. Mungon was a training manager for Morris Plan and, previous to Morris Plan, Nationwide Finance.

      Mark Olson has served as Controller of Westcorp, WFS Financial and Western Financial Bank since 1995 and as Vice President of Westcorp and Senior Vice President of WFS Financial and Western Financial Bank since 1997. He joined Western Financial Bank in 1991 as Accounting Systems Director. Prior to joining the Bank, Mr. Olson was employed by Ernst & Young LLP. Mr. Olson is a licensed certified public accountant in California and a member of the American Institute of Certified Public Accountants.

      J. Keith Palmer has been Treasurer of Westcorp, WFS Financial and Western Financial Bank since 1995, Vice President of Westcorp since 1996 and Senior Vice President of WFS Financial and Western Financial Bank since 1997. Prior to joining Western Financial Bank in 1993, Mr. Palmer served as a Capital Markets Examiner with the Office of Thrift Supervision from 1991 to 1993. From 1986 to 1991, Mr. Palmer served in various capacities with the Office of Thrift Supervision.

      David W. Prescher has served as Executive Vice President and National Production Manager for WFS Financial since 2002 and Vice President of Western Financial Bank since 2003. Mr. Prescher joined WFS Financial in 1988 as Branch Manager of the San Diego office. In 1997, he was promoted to Senior Vice President and Chief Credit Officer, and in 1998 he was named Division Manager of the Western Division. Mr. Prescher is a board member of the California Financial Services Association.

      James E. Tecca has been Vice Chairman of Western Financial Bank since 2002. He served as President of Western Financial Bank from 1999 to 2002, after serving as Executive Vice President since 1996 in charge of the Commercial Banking Group. Prior to joining Western Financial Bank, he was a Senior Vice President with Bank of America for 20 years. In addition, Mr. Tecca was Chief Operating Officer with Bay View Federal Bank in San Francisco and President and Chief Executive Officer of Girard Savings Bank in San Diego.

      Ronald Terry has served as Vice President and Chief Credit Officer of Westcorp since February 2004 and as Senior Vice President and Chief Credit Officer of WFS Financial since 2000. Prior to joining WFS Financial, Mr. Terry worked for Equifax, from 1999 to 2000, as an Automotive Finance Consultant. From 1997 to 1999, Mr. Terry was Credit Risk Manager at Mitsubishi Motors Credit of America. Prior to joining Mitsubishi, Mr. Terry was with Experian for six years managing the development of generic and custom scorecards.

      Lee A. Whatcott has served as Chief Financial Officer of Westcorp, WFS Financial and Western Financial Bank since 1995, as Executive Vice President of Westcorp since 1999, and as Senior Executive Vice President of WFS Financial and Western Financial Bank since 1999. He also has served as Chief Operating Officer of Westcorp, WFS Financial and Western Financial Bank since 2002. Mr. Whatcott joined us in 1988 and was named Vice President and Controller in 1992 and Senior Vice President in 1995. Prior to joining us, he was employed by Ernst & Young LLP.

CODE OF ETHICS

      All our directors, officers, and associates, including our Chief Executive Officer, Chief Financial Officer, and Controller, are required to abide by our Code of Ethics to insure that our business is conducted in a consistently legal and ethical manner. Our Code of Ethics covers all areas of professional conduct, including conflicts of interest, protection of confidential information, and strict adherence to all laws and regulations applicable to the conduct of our business. The Code of Ethics requires the reporting of any conduct believed in good faith to be an actual or apparent violation of the Code of Ethics. The Sarbanes-Oxley Act of 2002 requires companies to have procedures to receive, retain, and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by associates of concerns regarding questionable accounting or auditing matters. We currently have such procedures in place. Our Code of Ethics is published on our web site at www.westcorpinc.com

COMPENSATION OF EXECUTIVE OFFICERS

      The following table discloses compensation received for the three fiscal years ended December 31, 2003, by our Chairman of the Board and Chief Executive Officer and the next four most highly compensated executive officers in 2003, also known as the named executive officers.

SUMMARY COMPENSATION TABLE

					Long-Term Compensation

		Annual Compensation(1)			Westcorp	WFS
					Stock	Stock
				Other Annual	Options	Options	Awards	All Other
Name and Principal Position	Year	Salary($)	Bonus($)(2)	Compensation($)(3)	(Shares)	(Shares)	(Shares)	Compensation($)(4)

Ernest S. Rady	2003	$348,330	$250,000	0	40,000	0	0	$139,500	(5)
Chairman of the Board of	2002	337,488	200,000	0	40,000	0	0	(131,485)
Directors and Chief	2001	320,840	175,000	0	40,000	0	0	179,456
Executive Officer of Westcorp and the Bank. Chairman of the Board of WFS
Thomas A. Wolfe	2003	487,499	300,000	0	35,000			104,244	(6)
President of Westcorp,	2002	412,492	250,000	44,800	35,000	0	0	42,810
President and Chief	2001	341,660	210,000	76,850	25,000	0	0	24,978
Executive Officer of WFS and Vice Chairman of the Bank
Lee A. Whatcott	2003	384,167	219,000	0	25,000	0	0	96,776	(7)
Executive Vice President	2002	349,997	100,000	0	25,000	0	0	49,402
and Chief Financial Officer	2001	295,000	122,000	0	20,000	0	0	85,947
of Westcorp. Senior Executive Vice President and Chief Financial Officer of WFS and the Bank
David W. Prescher	2003	285,831	143,000	44,407	20,000	0	0	76,307	(8)
Executive Vice President of	2002	261,227	124,000	0	20,000	0	0	(9,107)
WFS and Vice President of	2001	191,167	55,792	0	10,000	0	0	29,251
the Bank
Dawn M. Martin	2003	242,500	85,000	33,240	10,000	0		52,842	(9)
Senior Vice President and	2002	233,333	70,000	0	10,000	0	0	41,538
Chief Information Officer of	2001	220,833	62,000	0	12,000	0	0	31,808
Westcorp. Executive Vice President and Chief Information Officer for WFS and the Bank

(1)	The compensation for Ernest Rady was paid by Western Financial Bank. The compensation of Thomas Wolfe, Lee Whatcott, David Prescher and Dawn Martin was paid by WFS Financial. Compensation for officers that are officers of more than one company are allocated as part of a management agreement based upon time spent.

(2)	The 2001 and 2002 bonuses are restated for comparison using bonus earned in the year indicated and payable the following year.

(3)	Includes the spread between market price and exercise price on Westcorp or WFS Financial options exercised.

(4)	Includes market preferential interest accrued on salary deferral by executives under deferred compensation plans, plus Westcorp contributions to EDP V, 401k Plan and ESOP. For 2003, Westcorp funded $4,000,000 in ESOP contributions and matched $2,303,123 in 401k Plan contributions, which benefits other associates in addition to those named in the Summary Compensation Table. The EDP V, 401k Plan and ESOP plans are described below.

(5)	Includes $123,074 in accrued market earnings on deferred compensation and $16,376 in employer contribution to the 401k Plan/ ESOP.

(6)	Includes $87,998 in accrued market earnings on deferred compensation and $16,246 in employer contribution to the 401k Plan/ ESOP.

(7)	Includes $80,480 in accrued market earnings on deferred compensation and $16,296 in employer contribution to the 401k Plan/ ESOP.

(8)	Includes $60,011 in accrued market earning son deferred compensation and $16,296 in employer contribution to 401k Plan/ ESOP.

(9)	Includes $36,591 in accrued market earnings on deferred compensation and $16,251 in employer contribution to 401k Plan/ ESOP.

EQUITY COMPENSATION PLAN INFORMATION

      The following table summarizes information about Westcorp’s equity compensation plans as of December 31, 2003. All outstanding awards relate to our common stock.

Number of Securities
	Number of		Remaining Available
	Securities to be		for Future Issuance
	Issued Upon	Weighted-Average	Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options	(Excluding Securities
	Warrants and Rights	Warrants and Rights	in Column (a))
Plan Category	(a)	(b)	(c)

Equity Compensation Plans Approved by Security Holders	1,460,536	$15.95	2,185,750

Equity Compensation Plans Not Approved by Security Holders	0	0	0

TOTAL	1,460,536	$15.95	2,185,750

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information on Westcorp option grants to the named executive officers in fiscal year 2003. There were no WFS option grants in fiscal year 2003.

					Potential Realized
					Value at Assumed
	Number of	Percentage of			Annual Rates of
	Securities	Total Options	Exercise or		Stock Appreciation
	Underlying	Granted to	Base Price		for Option Term
	Options	Associates in	(per Share)	Expiration
Name	Granted(1)	Fiscal Year	($/Share)	Date	5%($)(2)	10%($)(2)

Ernest S. Rady	40,000	9.0%	18.78	02/22/08	207,543	458,615
Thomas A. Wolfe	35,000	7.9%	18.78	02/22/08	181,600	401,288
Lee A. Whatcott	25,000	5.6%	18.78	02/22/08	129,714	286,634
David W. Prescher	20,000	4.5%	18.78	02/22/08	103,771	229,308
Dawn M. Martin	10,000	2.3%	18.78	02/22/08	51,886	114,654

(1)	Options were each granted at the market price of the stock at the date of the grant.

(2)	Potential realizable value assumes the common stock appreciates at the rate shown from the grant date until the expiration date, compounded annually. It is calculated based on the Securities and Exchange Commission requirements and does not represent the estimated growth of the future stock price by Westcorp nor the present value of the stock options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

      The following table provides information on aggregated option exercises in the last fiscal year and fiscal year-end option values in 2003 for the named executive officers.

					Number of			Value of Unexercised
	Number of				Unexercised			In-the-Money
	Westcorp				Westcorp (“W”)			Westcorp (“W”)
	Shares Acquired on				Options/WFS			Options/WFS
	Exercise (“W”)				(“WF”) Options at			(“WF”) Options at
	Number of WFS				12/31/03(#)			12/31/03($)
	Shares Acquired on		Value		Exercisable (“E”)/			Exercisable (“E”)/
	Exercise (“WF”)		Realized($)(1)		Unexercisable (“U”)			Unexercisable (“U”)

Ernest S. Rady	0	(W)	0	(W)	138,419	E	(W)	3,142,135	E	(W)
	0	(WF)	0	(WF)	100,000	U	(W)	1,875,900	U	(W)
					21,198	E	(WF)	753,006	E	(WF)
					0	U	(WF)	0	U	(WF)
Lee A. Whatcott	0	(W)	0	(W)	58,022	E	(W)	1,296,212	E	(W)
	0	(WF)	0	(WF)	58,750	U	(W)	1,095,238	U	(W)
					5,870	E	(WF)	208,517	E	(WF)
					0	U	(WF)	0	U	(WF)
Thomas A. Wolfe	0	(W)	0	(W)	48,967	E	(W)	1,051,669	E	(W)
					81,033	U	(W)	1,511,081	U	(W)
	0	(WF)	0	(WF)	11,467	E	(WF)	407,337	E	(WF)
					0	U	(WF)	0	U	(WF)
David W. Prescher	0	(W)	0	(W)	23,942	E	(W)	530,266	E	(W)
					35,000	U	(W)	646,675	U	(W)
	1,335	(WF)	44,407	(WF)	0	E	(WF)	0	E	(WF)
					0	U	(WF)	0	U	(WF)
Dawn M. Martin	1,500	(W)	33,240	(W)	19,500	E	(W)	419,335	E	(W)
	0	(WF)	0	(WF)	26,000	U	(W)	396,830	U	(W)
					0	E	(WF)	0	E	(WF)
					0	U	(WF)	0	U	(WF)

(1)	Value of exercise of options based on the closing price of $36.55 per share on the New York Stock Exchange of Westcorp common stock on December 31, 2003 and the closing price of $42.46 per share on The NASDAQ Stock Market, Inc. of WFS Financial Inc common stock on December 31, 2003.

LONG TERM INCENTIVE PLANS — (AWARDS IN LAST FISCAL YEAR)

				Estimated Future
				Payouts Under
				Non-Stock
		Performance or		Price-Based Plans
	Number of Shares,	Other Period
	Units or Other	Until Maturation	Threshold	Target	Maximum
Name	Rights(#)	or Payout	($ or #)	($ or #)	($ or #)

Ernest S. Rady		(1)	(1)	(1)	(1)
Thomas Wolfe		(2)	(3)	(4)	(4)
Lee A. Whatcott		(2)	(3)	(5)	(5)
David W. Prescher		(2)	(3)	(6)	(6)
Dawn M. Martin		(2)	(3)	(7)	(7)

(1)	The Long Term Incentive Plan is not applicable to Ernest Rady.

(2)	The named executive officer entered into an incentive agreement with us during the year ended December 31, 2000 pursuant to which the executive officer will be entitled to receive the fixed incentive bonus specified in the officer’s incentive agreement, provided that (i) our tangible net book value per common share as of December 31, 2004 equals or exceeds $28.08, as adjusted at our sole discretion, and (ii) the executive officer remains continuously employed by us or our subsidiaries through April 30, 2005. Pursuant to the terms of the incentive agreement, a partial payment of the incentive bonus is to be made if we terminate the executive officer’s employment for reasons other than for cause after April 30, 2003. No incentive bonus will be paid, in whole or in part, if employment is terminated for cause at any time prior to April 30, 2005 or if the executive officer resigns, retires, dies or becomes disabled for more than six months. A reduced incentive bonus will be paid if the executive officer accumulates approved medical leave of absence totaling less than six months. In any event, no incentive bonus will be paid under the incentive agreement until April 30, 2005. The Plan under which these agreements were executed is subject to approval of the shareholders under Proposal 2 of this Proxy Statement.

(3)	The executive officer will receive no incentive bonus unless the conditions set forth in Note 2 are met. The minimum amount payable to the executive officer will be a pro rated amount based upon the number of months elapsed from January 1, 2000 to the date of termination, divided by 64, if we meet the tangible net book value per common share target and the executive officer is terminated other than for cause after April 30, 2003.

(4)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $1 million.

(5)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $405,000.

(6)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $277,500.

(7)	Assuming the conditions set forth in Note 2 are met by us and the executive officer, the amount payable on April 30, 2005 will be $300,000.

Employment Contracts and Change in Control Arrangements

      Of the executive officers named in the Summary Compensation Table, only Mr. Whatcott is subject to a written employment agreement. Mr. Whatcott’s employment agreement is with both Westcorp and WFS Financial and was executed as of February 27, 1998. This agreement establishes an initial base salary subject to annual review and provides to Mr. Whatcott the same basic benefits otherwise offered to those executive officers with whom no written employment agreement exists. This employment agreement also provides that if, as a result of or following a change of control, Mr. Whatcott is terminated other than for cause or is required to relocate to another geographical area, he will be entitled to two years’compensation, based upon the average of his salary and bonus for the three calendar years preceding the triggering event. This employment agreement may be terminated by the employer at any time for cause.

Certain Benefits

Executive Deferral Plan V

      The Executive Deferral Plan V (EDP V) is designed for a select group of management or highly compensated associates of Westcorp and its subsidiaries as determined by the Board of Directors. The EDP V is designed to allow participants to defer a portion of their compensation on a pre-tax basis and earn tax-deferred interest on these deferrals. A participant in the EDP V may elect to defer a portion of their compensation from a minimum of $2,000 a year to a maximum of 50% of their annual base salary and 100% of any bonus, commission, and incentive. The EDP V also provides for an employer match, at the discretion of the Board of Directors. The EDP V provides a trust for the security and protection of participant account balances, except in the case of corporate bankruptcy. In addition, the EDP V contains a “change of control”

provision, whereby in the event of a termination of employment within 24 months after a change in control, the termination is treated as a retirement and retirement distribution elections will then govern the distribution.

The Westcorp Long Term Incentive Plan

      The Westcorp Long Term Incentive Plan, discussed above and the subject of Proposal 2, covers certain key executive officers who will be entitled to receive a fixed incentive amount provided that our tangible net book value per common share as of December 31, 2004 equals or exceeds $28.08, as adjusted at our sole discretion, and the executive officer remains continuously employed by us or our subsidiaries through April 30, 2005. We expensed $941,768 in 2000, $941,772 in 2001, $449,561 in 2002 and $869,236 in 2003 related to the Long Term Incentive Plan.

Stock Option Plans

      2001 Stock Option Plan. The Westcorp 2001 Stock Option Plan, also known as the 2001 Plan, was adopted by the Board of Directors in February 2001 and approved by our shareholders in May 2001. The 2001 Plan replaced the 1991 Stock Option Plan that expired on April 15, 2001. Our Compensation Committee administers the 2001 Plan. Under the 2001 Plan, we reserved a total of 3,000,000 shares of common stock for future issuance. As of December 31, 2003, a total of 2,185,750 shares were available for future grants. Under the 2001 Plan and as of December 31, 2003, 439,500 options may be exercised within five years after the date of the grant and 353,000 options may be exercised within seven years after the date of the grant.

      Options granted under the 2001 Plan may be either “incentive stock options” or “non-qualified” stock options within the meaning of the Internal Revenue Code. However, only non-qualified options may be granted to directors who are not also associates. The term of the options may not exceed ten years from the date of the grant under the 2001 Plan. However, optionees who own prior to a grant, directly or indirectly, 10% or more of our outstanding common stock may not be granted “incentive stock options” with a term greater than five years. Options may be terminated earlier, however, in the event of the death or disability of the optionee or the optionee ceasing to perform services for Westcorp or our subsidiaries as provided in the 2001 Plan. The options also are subject to the terms and conditions of the written stock option agreement between the optionee and us. In 2003, a total of 444,000 options were granted under the 2001 Plan.

      In the aggregate, 3,000,000 shares of our common stock may be the subject of options granted under the 2001 Plan. However, the number of shares subject to options granted under the 2001 Plan (and the exercise prices for the options) are subject to adjustment in the event of any change in our outstanding shares as a result of stock dividends, stock splits or conversions of shares. If any option expires or terminates without having been exercised in full, the unpurchased shares become available again for purposes of future incentive and non-qualified stock options to be granted under the 2001 Plan prior to its expiration date.

      WFS Stock Option Plan. In 1996, WFS Financial adopted the WFS Financial 1996 Stock Option Plan, also known as the WFS Plan. In the aggregate, 550,000 shares of common stock were the subject of options which may be granted pursuant to the WFS Plan. In 1997, the WFS Plan was amended to increase the number of WFS Financial shares subject to the plan to 1,100,000. Certain options granted under the WFS Plan are intended to qualify as “incentive stock options” within the meaning of the Internal Revenue Code with other options to be “non-qualified stock” options. Options may be granted under the WFS Plan to associates and directors. Options may be granted under the WFS Plan to any WFS Financial optionee who, in the opinion of the Compensation Committee, is or gives promise of becoming of exceptional importance to WFS Financial because of experience and ability. The Compensation Committee has the discretion to determine the amounts and times of exercise of options. In 2003, there were no options granted under the WFS Plan.

Westcorp Employee Stock Ownership and Salary Savings Plans

      Westcorp Employee Stock Ownership Plan (ESOP). The ESOP is a stock savings plan designed for all eligible associates. The ESOP was designed to provide our associates and associates of our subsidiaries with stock ownership in Westcorp to assist in attracting and retaining qualified associates. The entirety of the ESOP funding is made up of contributions by Westcorp. Each year Westcorp may, in its discretion, make an ESOP contribution to the ESOP. The contribution is designated specifically for each eligible associate and contributions are allocated to the associate’s account based upon years of service and compensation. Westcorp funded $4,000,000 in ESOP contributions for 2003.

      Westcorp Salary Savings Plan (401k Plan). The 401k Plan is a voluntary tax-deferred associate retirement savings plan in which associates of Westcorp and its subsidiaries may contribute between 1% and 50% of their pre-tax earnings, subject to annual limits. Under the 401k Plan, at year end, Westcorp will match 100% of the first $500 contributed to the 401k Plan and then 50% up to a maximum of 6% of annual compensation. Contributions are invested according to the associate’s diverse fund choices, which include a variety of fund options including Westcorp stock. The associate has the ability to reallocate current balances and prospective contributions according to his or her choices of fund options. Westcorp matched $2,303,123 in 401k contributions for 2003.

REPORT OF THE COMPENSATION COMMITTEE

      We apply a consistent philosophy to compensation for all associates, including senior management. This philosophy is based on the premise that our achievements result from the coordinated efforts of all individuals working toward common objectives. Each member of the Compensation Committee is an independent director. The members of our Compensation Committee are the same as the members of Western Financial Bank’s Compensation Committee. Accordingly, the Compensation Committee generally sits and deliberates concurrently as the committee for us and Western Financial Bank and considers the performance of both companies and their subsidiaries as a whole in making its compensation determinations.

Compensation Philosophy

      Under the supervision of the Compensation Committee, we have developed and implemented compensation policies, plans and programs which seek to enhance our profitability, and thus shareholder value, by aligning closely the financial interests of our senior managers with those of our shareholders. The Compensation Committee endorses the belief that stock ownership by management and the granting of stock options to senior executives and key associates furthers that goal and fosters decision-making by our key associates with our long-term safety and soundness in mind.

      The compensation plans and programs are structured to integrate pay with our annual and long-term performance goals. The plans and programs are designed to recognize initiative and achievement and to assist us in attracting and retaining qualified executives. In furtherance of these goals, annual base salaries are generally set at competitive levels so that we rely to a large degree on annual incentive compensation to attract and retain corporate officers and other key associates with outstanding abilities and to motivate them to perform to the full extent of their abilities. For the longer term, incentive stock options are awarded by us, the stock of which is publicly traded. Incentive compensation is variable and closely tied to corporate, business unit and individual performance in a manner that encourages a sharp and continuing focus on building profitability and shareholder value. As a result of the increased emphasis on tying executive compensation to corporate performance, in any particular year the total compensation of our executives may be more or less than the executives of our competitors, depending upon our, or the individual business unit’s, performance.

      In evaluating the performance and setting the incentive compensation of the Chief Executive Officer and other senior executives, the Compensation Committee takes into account their consistent commitment to our long-term success through conservative management of certain business units and aggressive management of other business units as dictated by existing and anticipated market conditions.

      At the beginning of each year, performance goals to determine annual incentive compensation are established for each business unit and for each executive. Financial goals include overall profitability, loan volume growth, operating earnings, loan delinquency levels, return on equity, return on assets, Community Reinvestment Act results, cost controls and productivity. The most weight is given to profitability as it relates to established goals. Management goals were established at the beginning of 2003 for those executives and managers who do not manage production units with direct financial goals. These goals are tied to the strategic goals of the organization and its overall profitability.

Compensation of Chief Executive Officer

      In determining the Chief Executive Officer’s compensation for 2003, the Compensation Committee discussed and considered all of the factors discussed above. The Compensation Committee also considered the factors stated above in arriving at the award of 2003 bonus compensation for Mr. Ernest Rady as shown in the Summary Compensation Table. The bonus compensation for 2003 reflects the achievement of management objectives, including improved financial performance, efficiencies and productivity.

Stock Option Grants

      Westcorp uses stock options as long-term incentives and expects that it will continue to use this compensation alternative in the future. At Westcorp’s May 3, 2001 annual meeting, shareholders approved and adopted a new ten year 2001 Stock Option Plan, which replaced the previously expired 1991 Stock Option Plan. The Westcorp Compensation Committee grants incentive stock options to associates of Westcorp and its subsidiaries and views such grants less as compensation and more as an incentive mechanism.

Other Compensation Plans

      Other compensation benefits have from time to time been established for the benefit of our senior executives and other managers and officers and those of our subsidiaries, each of which is discussed in the above materials. The results of these compensation plans on the most highly compensated executives are reflected in the Summary Compensation Table and in the Long Term Incentive Plans Table.

Policy Regarding Compliance with I.R.C. Sec. 162(m)

      Section 162(m) of the Internal Revenue Code, as enacted by the Omnibus Budget Reconciliation Act of 1993, provides in general that, beginning in 1994, compensation paid to certain executives of publicly held corporations will not be deductible for federal income tax purposes to the extent it exceeds $1,000,000 per year unless certain conditions are met. It is the present policy of the Compensation Committee that individual compensation payable shall not exceed the deductibility requirements of Internal Revenue Code, Section 162(m), and Westcorp intends to take the necessary steps to comply such as by Proposal 2 with respect to the Long Term Incentive Plan, but also reserves the right to enter into incentive and other compensation arrangements that do not so comply when it determines that the benefits to us outweigh the cost of the possible loss of federal income tax deductions.

COMPENSATION COMMITTEE

Charles E. Scribner, Chairman
Robert T. Barnum
James R. Dowlan

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by SAS 61, including their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors independence from management and Westcorp, including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

      The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 filed with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of our independent auditors.

      The Committee is governed by an Audit Committee Charter outlining the responsibilities of the Committee as shown in Appendix A. The Committee held six meetings during fiscal year 2003. The members of the Committee qualify as independent under the standards prescribed by the Securities and Exchange Commission and the New York Stock Exchange.

AUDIT COMMITTEE

Robert R. Barnum, Chairman
Duane A. Nelles
Charles E. Scribner

INCORPORATION BY REFERENCE

      The Report of the Compensation Committee of the Board on executive compensation and the Audit Committee above and the below Stock Price Performance Graph are not deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by Westcorp under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Westcorp specifically incorporates such information by reference.

STOCK PRICE PERFORMANCE GRAPH

      Set forth below is a line graph depicting the yearly percentage change in the cumulative total shareholder return on our common stock against the cumulative total return of the S&P 500 Index and SIC Code 6035 — Federal Savings Institutions Index for the period of five fiscal years commencing January 1, 1999 and ending December 31, 2003.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

AMONG WESTCORP, THE S&P 500 INDEX AND SIC CODE INDEX

Assumes $100 invested on December 31, 1998

assumes dividend reinvested
Fiscal Year Ending December 31, 2003

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of December 31, 2003, beneficial ownership information of Westcorp’s common stock by (i) the person who is beneficial owner of more than 5% of the outstanding shares of the common stock, (ii) each director and nominee, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all officers and directors of Westcorp as a group. Management knows of no person, other than the person set forth below, who owns more than 5% of the outstanding shares of common stock.

Shares of Westcorp Beneficially Owned

Name	Number	Nature	Percentage(1)

Judith M. Bardwick	11,213	Vested Options(2)	(3)
Robert T. Barnum	25,510	Direct
	8,083	Vested Options(2)

	33,593		(3)

James R. Dowlan	3,962	Direct
	2,500	Vested Options(2)

	6,462		(3)

Dawn M. Martin	1,500	Direct
	30,834	Vested Options(2)
	2,814	ESOP and 401k

	35,148		(3)

Duane A. Nelles	3,272	Direct
	10,333	Vested Options(2)

	13,605		(3)

David W. Prescher	38,109	Vested Options(2)
	11,788	ESOP and 401k

	49,897		(3)

Harry M. Rady	1,609	Indirect	(3)
Ernest S. Rady	27,742,195	Indirect(4)
	181,752	Vested Options(2)
	72,832	ESOP and 401k

	27,996,779		55%(1)

Charles E. Scribner	183,353	Direct
	10,333	Vested Options(2)

	193,686		(3)

Name	Number	Nature	Percentage(1)

Lee A. Whatcott	11,211	Direct
	82,606	Vested Options(2)
	14,001 107,818	ESOP and 401k	(3)
	14,096	Direct
Thomas A. Wolfe	82,917	Vested Options(2)
	4,564	ESOP and 401k
	101,577		(3)

Directors and executive officers as a group (23 persons)	28,943,843		55.986%

(1)	Percentage of ownership is calculated based upon 51,698,398 shares of Westcorp common stock outstanding as of December 31, 2003.

(2)	Options that may be exercised as of February 29, 2004.

(3)	Beneficial ownership does not exceed 1%.

(4)	This group is comprised of a series of affiliated companies and trusts that are owned or controlled by Ernest S. Rady.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by regulations of the Securities and Exchange Commission to furnish us copies of all Section 16(a) forms they file. Based solely on our review of copies of such reports furnished to us or written representations that no other reports were required, we believe that during the 2003 fiscal year all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

WHO ARE NOT MANAGEMENT

      To our knowledge, except for Ernest Rady, no person beneficially owns more than 5% of the outstanding shares of our common stock

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

      As a shareholder, you may submit proposals for consideration at future annual shareholder meetings. If you wish to present proposals to be considered for inclusion in our proxy statement for next year’s annual meeting, you should submit your proposals in writing to our Secretary at Westcorp’s corporate headquarters located at 23 Pasteur, Irvine, California 92618. Proposals must be received by the Secretary by 120 days prior to April 5, 2005.

ANNUAL REPORT TO SHAREHOLDERS

      Our Annual Report to Shareholders for the year ended December 31, 2003, including audited consolidated financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy solicitation material.

OTHER MATTERS

      Our management does not know of any other matters that are to be presented for action at the annual meeting. Should any other matters come before the annual meeting, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

ANNUAL REPORT ON FORM 10-K

      A copy of our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of Exhibits), is included in the Annual Report. You may obtain copies of the Annual Report on Form 10-K and other published reports are available at no charge by visiting our website at www.westcorpinc.com. An additional hard copy will be furnished without charge to any person from whom the accompanying proxy is solicited, upon written request to Guy Du Bose, Esq., Westcorp, 23 Pasteur, Irvine, California 92618. If copies of exhibits to the Annual Report on Form 10-K are requested, a copying charge of $.20 per page will be made.

By Order of the Board of Directors

Guy Du Bose
Vice President, General Counsel and Secretary

Irvine, California

April 5, 2004

      YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. YOUR PROMPT RESPONSE IS APPRECIATED.

APPENDIX A

AUDIT COMMITTEE CHARTER

Purpose

      The Audit Committee’s purpose is to provide assistance to the Board of Directors (the “Board”) in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company, including (a) assisting the Board’s oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the Company’s independent auditor’s qualifications and independence, and (iv) the performance of the Company’s independent auditors and the Company’s internal audit function, and (b) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement.

Organization and Membership

      The Board of Directors shall appoint a Committee of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson. Members shall be appointed for a one year term of office. No member of the Committee shall be removed except by the vote of a majority of the directors of the Company. For purposes hereof, members shall be considered independent as long as they satisfy the independence requirements for Board Members as defined by the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act. Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an “audit committee financial expert,” as defined by the SEC rules. Members shall not serve on more than three public company audit committees simultaneously.

Meetings

      The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee may invite such other persons (e.g., the Chief Executive Officer, Chief Financial Officer, and Director of Audit Services) to its meetings, as it deems necessary. The internal and independent auditors shall be invited to make presentations to the Committee as appropriate. A quorum for any meeting shall be a majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Internal audit or the independent auditors may convene a meeting if they consider it necessary. The proceedings of all meetings will be recorded in minutes taken by the secretary of the Committee who will be the Company’s secretary, or such other person as nominated by the Board.

Duties and Responsibilities

      In carrying out its duties and responsibilities, the Committee’s policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are within the authority of the Committee:

General Oversight

      Establish and maintain free and open means of communication between and among the Board, the Committee, the Company’s independent auditors, the Company’s internal audit department and management, including providing such parties with appropriate opportunities to meet separately and privately with the Committee on a periodic basis.

      Secure independent expert advice to the extent the Committee determines it to be appropriate, including retaining, with or without Board approval, independent counsel, accountants, consultants or others, to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company.

Independent Auditor Oversight

      Be directly responsible for the appointment, compensation, retention, evaluation, and, where appropriate, the replacement of the independent auditors. The Committee shall be directly responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) and shall:

•	instruct the independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee is responsible for the selection, evaluation and termination of the Company’s independent auditors.

•	assure the regular rotation of the lead audit partner, as required by law.

•	meet with the independent auditors prior to the audit and discuss the overall scope and plans for the audit, including the adequacy of staffing and compensation.

      Pre-approve all audit services provided by the independent auditors. The independent auditors shall not be engaged to perform any non-audit services specifically proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

      Obtain and review, annually, a report by the independent auditors describing:

•	the firm’s internal quality control procedures;

•	any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

•	all relationships between the independent auditor and the Company (to assess the auditor’s independence).

      Evaluate the independent auditor’s qualifications, performance and independence after reviewing the foregoing report and the independent auditor’s work throughout the year. Such evaluation should include the review and evaluation of the lead partner of the independent auditor and take into account the opinions of management and the Company’s Director of Audit Services.

      Adopt clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and applicable stock exchange listing standards.

      Review with the independent auditor on a regular basis any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

Internal Auditor Oversight

      Review the qualifications of internal audit personnel and concur in the appointment, replacement, reassignment or dismissal of the Director of Audit Services, who shall report directly to the Committee and is responsible for performing the internal audit functions of the Company. The Committee shall determine the compensation for the firm providing the internal audit resources to the Director of Audit Services. Such firm shall report to the Director of Audit Services.

      Discuss with internal auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

Financial Information Oversight

      Review and discuss with management and the independent auditor the quarterly financial statements, including the Company’s disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors prior to the filing of the Company’s Quarterly Reports on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

      Review and discuss the annual audited financial statements, including the Company’s disclosures under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee’s review and discussion with management and the independent auditor of the financial statements shall include:

•	major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments;

•	consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements;

•	consideration of management’s judgment about the quality, not just acceptability, of accounting principles, and

•	the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors

      Review and approve all filings with the SEC containing the Company’s financial statements, including but not limited to the Quarterly Reports on Form 10-Q and the Annual Report on Form 10-K.

      Receive and review a report from the independent auditor, prior to filing of the annual report with the SEC, on all critical policies and practices of the Company, all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramification of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor, and other material written communications between the independent auditor and management.

      Review the type and presentation of information to be included in the Company’s earnings press releases (especially the use of “pro forma” and “adjusted” information not prepared in compliance with generally accepted accounting principles), as well as financial information and earnings guidance provided by the Company to analysts and rating agencies (which review may be done generally, i.e. discussions of the types of information to be disclosed and type of presentations to be made).

Internal Controls Oversight

      Review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

      Discuss with management, the Director of Audit Services, and the independent auditors the adequacy and effectiveness of the internal controls, including any significant deficiencies and changes in the internal controls reported to the Committee by the independent auditor or by management of the Company in connection with their certification of the Form 10-K and Form 10-Q.

Legal Compliance and Ethics Oversight

      Oversee the Company’s compliance systems with respect to legal and regulatory requirements and review the Company’s Code of Ethics and programs to monitor compliance with such programs.

      Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of their concerns regarding questionable accounting or auditing matters.

Other Matters Oversight

      Discuss the Company’s policies with respect to risk assessment and risk management. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

      Prepare and review with the Board an annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The evaluation should include a review and assessment of the adequacy of the Committee’s charter. The performance evaluation by the Committee shall be conducted in such a manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

      Report regularly to the Board on its activities, as appropriate. In connection therewith, the Committee should review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

      Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

      While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing those financial statements and for reviewing the Company’s unaudited interim financial statements.

      In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the auditors to the Company.

APPENDIX B

INCENTIVE AGREEMENT

      This INCENTIVE AGREEMENT (the/this “Agreement”) is entered into by and between                     (the “Executive”) and Westcorp (“Company”) effective                     , 200 .

RECITALS

      A. The Executive is presently employed by                     , a subsidiary or affiliate of the Company. Executive is an  of                     and is also an                     of                     . Hereinafter any references to WFS shall mean WFS Financial Inc, and any references to WFB shall mean Western Financial Bank.

      B. Executive and the Board of Directors of the Company (the “Board”) believe that the Executive has the potential to offer a significant contribution to the growth and success of the Company. The Board desires to provide for an added incentive to the Executive to contribute to the potential doubling of the tangible net book value per common share of the Company, as set forth herein. The Board has determined that it is in the best interests of the Company and its shareholders to have Company enter into this Agreement with Executive.

      NOW, THEREFORE, the parties hereto agree as follows:

      1.     Incentive Bonus; Determination of Book Value

(a) Subject to the terms and conditions set forth in this Agreement, Executive will earn an incentive bonus of $ (the “Incentive Bonus”) if all of the following prerequisites are satisfied: (i) the Company’s “Tangible Net Book Value Per Common Share” (as defined below) as of December 31, 2004 is more than $28.08 (ii) Executive is continuously employed on a full-time basis by the Company from the date of this Agreement until at least April 30, 2005, (iii) the Executive shall not render services for any organization or engage directly or indirectly in any business competitive with the Company, WFS and/or WFB at any time within the six (6) months after April 30, 2005, or the last date of the Executive’s employment with the Company, whichever date is earlier; and (iv) Executive shall sign a secured promissory note in such form as is reasonably acceptable to the Company, prior to the receipt of any payment under this Agreement, to immediately return such Incentive Bonus to the Company if the Executive thereafter chooses to render services for or on behalf of any such competitor within such 6 month period. In the event the criteria set forth in subclauses (i), (ii), (iii), and (iv) of the previous sentence is met, the Incentive Bonus shall be payable by the Company on April 30, 2005. Prior to the payment of the Incentive Bonus, the Company shall deduct and withhold from such payment any federal, state, local or other taxes required by law to be withheld.

(b) For purposes of this Agreement, the “Tangible Net Book Value Per Common Share” of the Company shall mean the Company’s shareholders’ equity as determined and measured in accordance with the generally accepted accounting principles as utilized by the Company in its reports filed under the Securities Exchange Act of 1934 excluding any and all intangible assets (such intangible assets include, but are not limited to, goodwill), divided by the number of shares of common stock outstanding. The Board of Directors may, in its sole and absolute discretion, determine that certain extraordinary items or other material events of an unusual nature shall be taken into account or disregarded in the calculation of “Tangible Net Book Value Per Common Share” under this Agreement. Examples of such extraordinary items or material events include, but are not limited to, an acquisition or disposition of assets or securities, a reorganization, merger or consolidation involving the Company or any of its subsidiaries, etc. The Company shall determine Tangible Net Book Value Per Common Share within 90 days after the end of fiscal year 2004.

(c) For reference purposes it is hereby stipulated that as of December 31, 1999, the Tangible Net Book Value Per Common Share of the Company is $14.04.

      2.     Term

      This Agreement shall commence on the date first written above and continue until the sooner of (a) the termination by either party as provided below, or (b) April 30, 2005.

      3.     Termination for Cause

(a) For the purposes of this Agreement, “Cause” shall mean the Executive’s (i) continued failure substantially to perform his or her duties for any or all of the Company, WFS or WFB; (ii) dishonesty; (iii) breach of fiduciary duty; (iv) violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order; (v) material violation of Company’s or subsidiaries’ policies and procedures; or (vi) the Executive’s misconduct materially injurious to any of the Company, WFS or WFB.

(b) In the event that the Company terminates Executive’s employment for Cause at any time prior to April 30, 2005, the Executive shall not earn or be entitled to receive any payment under this Agreement.

      4.     Termination without Cause

(a) The Company may also terminate Executive’s employment at any time without cause.

(b) If the Company terminates Executive’s employment without cause after June 30, 2004 and the Company thereafter meets the Tangible Net Book Value Per Common Share target established in Section 1 for eligibility for the Incentive Bonus, the Executive will be entitled to a pro rata portion of the Incentive Bonus that the Executive would have received had Executive remained employed through the requisite date set forth in Section 1. If Executive is terminated for any reason on or before June 30, 2004, no bonus is earned.

(c) For purposes of calculating the pro rata share under subparagraph (b), the numerator shall be the number of full calendar months that the Executive was actively employed by the Company in performing the normal responsibilities of his/her job after January 1, 2002, and the denominator shall be the forty (40) months (January 2002 to April 2005).

      5.     Termination of Eligibility by Executive; Leave of Absence

(a) If Executive’s employment is terminated by Executive for any reason, such as resignation, retirement, or death, or if Executive is unable to perform Executive’s normal job duties for more than six months, Executive shall no longer be eligible for or entitled to any Incentive Bonus under this Agreement or otherwise.

(b) If Executive is on an approved medical leave of absence for less than a total of six months during the period of continuous full-time employment service required to earn the Incentive Bonus, but otherwise satisfies the prerequisites for earning the bonus, the Incentive Bonus to be paid to Executive shall be reduced pro rata by the number of months on such leave divided by a total of 40 months (January 2002 to April 2005).

      6.     Disputes and Disagreement

(a) Any and all disputes between the parties regarding the terms of this Agreement or any aspect of the Incentive Bonus shall be resolved in accordance with the provisions contained in this Section 6 as the exclusive remedy for such disputes.

(1) Such disputes shall be submitted to the Company’s Board of Directors or, in the Board of Director’s discretion, by a committee of the Board consisting of two or more directors. The Board or the committee (as the case may be) shall resolve any dispute in accordance with its judgment and discretion.

(2) If either party disagrees with the exercise of discretion by the Board of Directors or the committee (as the case might be), then the dispute shall be submitted to an experienced employment arbitrator in accordance with the rules applicable to employment arbitration of the American Arbitration Association. Once the matter is submitted to arbitration, the arbitrator shall determine if either the Board of Directors or the committee had a reasonable basis for its exercise of discretion. In assessing whether there was a reasonable basis the arbitrator shall not have authority to substitute his or her judgment for the judgment of the Board or committee.

(3) Should either party pursue any other legal or administrative action against the other party regarding any dispute involving this Agreement or the Incentive Bonus, the other party shall be entitled to recover all costs, expenses and attorneys’ fees it incurs as a result of such action. The parties agree that the arbitration shall be conducted in Orange County, California.

(b) The parties recognize that during the term of this Agreement, the Company and both subsidiaries will be required from time to time to make business judgments which they believe to be in the best interest of the Company and/or its subsidiaries. This Agreement is not intended and will not be interpreted to limit the ability of the Company or subsidiary to make those judgments, even if such decisions result in a decrease in the Company’s Tangible Net Book Value Per Common Share. Accordingly, Executive will not and cannot claim that the Company would have accomplished the targeted Tangible Net Book Value Per Common Share but for business decision(s) in which Executive disagreed with at the time or thereafter.

      7.     Successors

      Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the WFB, WFS or Company, as the case may be, expressly to assume and agree to perform the Agreement in the same manner and to the same extent that would be required to perform it if no such succession had taken place. Neither the rights nor obligations under the Agreement may be assigned, transferred, pledged or hypothecated by any party hereto, except as provided for in this Section.

      8.     Non-Transferability

      No right to or any interest in any potential Incentive Bonus shall be sold, assigned, transferred, encumbered or otherwise hypothecated and any attempt to do so by Executive shall be void and shall not be recognized or given effect by the Company.

      9.     Internal Revenue Code Section 162(m)

      To the extent any payments of the Incentive Bonus under this Agreement would not be deductible under Section 162(m) of the Internal Revenue Code (“Code”) if made or provided when otherwise due under this Agreement, such payments shall be made or provided later, immediately after Section 162(m) ceases to preclude the deduction, with interest thereon at the rate provided in the Code Section 127(b)(2)(B).

      10.     Miscellaneous

(a) This Agreement contains the entire agreement of the parties hereto with respect to the subject matters hereof and no party shall be liable or bound except as expressly provided for herein. This Agreement may only be modified or amended by an agreement signed by the parties.

(b) This Agreement shall be governed by and construed under the laws of the state of California.

(c) A waiver by any party hereto of a breach of any provisions of the Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach hereof by such party.

(d) This Agreement does not create or shall be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and Executive or any other person.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

Westcorp	EXECUTIVE

By: Title:	By: Title:

APPENDIX C

TEXT OF THE AMENDMENTS TO THE WESTCORP

ARTICLES OF INCORPORATION AND BYLAWS

Italicized text indicates text to be deleted upon effectiveness of amendments.

Underlined bold text indicates text to be added upon effectiveness of amendments.

      The following Section of Westcorp’s Articles of Incorporation shall be amended and restated in their entirety to read as set forth below.

Article IV, Paragraph C

      C.     Election of Directors. The Directors of the Corporation shall each be elected at the annual meeting of shareholders to serve for a term of one year. Notwithstanding the foregoing provisions of this Article, each Director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of Directors constituting the Board of Directors, nor any change from a classified board to a nonclassified board, shall shorten the term of any incumbent Director whose term has not expired on the date at which this paragraph is approved by the shareholders of Westcorp, but shall be applicable to Directors elected on the date at which this paragraph is approved by the shareholders of Westcorp. be divided into two classes, as nearly equal in number as possible. The classes shall be denominated Class I and Class II. Each director shall serve for a term ending on the second annual meeting following the annual meeting at which such director was elected, provided, however, that the directors first elected to Class I shall serve for a term ending upon the election of directors at the first annual meeting following and the directors first elected to Class II shall serve for a term ending upon the election of directors at the second annual meeting following.

      Notwithstanding the requirement that the two classes of directors shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member. Once duly elected and qualified, such Director shall serve until the expiration of his current term, or his prior resignation, disqualification, disability or removal. No decrease in the number of Directors constituting the Board of Directors, nor any change from a classified board to a nonclassified board, shall shorten the term of any incumbent Director whose term has not expired on the date at which this paragraph is approved by the shareholders of Westcorp, but shall be applicable to directors elected on the date at which this paragraph is approved by the shareholders of Westcorp.

      This provision shall become effective only when the Corporation becomes a listed corporation within the meaning of Section 301.5 of the Corporations Code.

Article IV, Paragraph D

      D.     Newly Created Directorships and Vacancies. Any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office, an increase in the number of authorized Directors, or other cause shall be filled by affirmative vote of a majority of the Directors, although less than a quorum, or by the sole remaining Director, or, in the event of the failure of the Directors or sole remaining Director so to act, by the shareholders at the next election of Directors. Directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders. at which the term of the class to which they have been elected expires. A Director elected to fill a vacancy by reason of an increase in the number of directorships shall be elected by a majority vote of the Directors then in office although less than a quorum of the Board of Directors, to serve until the next election of the class for which such Directors shall have been chosen. If the number of directors is changed, any increase or decrease shall be apportioned among the two classes so as to make all classes as nearly equal in number as possible if, consistent with the preceding requirement, the increase or decrease may be allocated to more than one class, the increase or decrease may be allocated to any such class as the majority of the continuing directors selects in its discretion. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

C-1

      The following sections of the Company’s Bylaws shall be amended and restated in their entirety to read as set forth below.

Article III, Section 3, Paragraphs Two, Three and Four

      Directors need not be shareholders, and except as provided in Section 4 of this Article III, shall be elected at the annual meeting of shareholders and shall serve until their respective successors shall be duly elected and qualified. The Directors shall serve for a one year term, except that, upon the listing of the Common Stock of the Corporation on the New York Stock Exchange, the Directors of the Corporation shall be divided into two classes, as nearly equal in number as possible: the first class and the second class. Each Director shall serve for a term ending on the second annual meeting following the annual meeting at which such Director was elected.

      At each annual election, commencing at the first annual meeting of shareholders, the successors to the class of Directors whose term expires at that time shall be elected by the shareholders to hold office for a term of two years to succeed those Directors whose term expires, so that the term of one class of Directors, shall expire each year, unless, by reason of any intervening changes in the authorized number of Directors, the Board of Directors, shall have designated one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of Directors among the classes of Directors.

      Notwithstanding the requirement that the two classes of Directors shall be as nearly equal in number of Directors as possible, in the event of any change in the authorized number of Directors, each Director then continuing to serve as such shall nevertheless continue as a Director of the class of which he is a member Once duly elected and qualified, such Director shall serve until the expiration of his current term, or his prior resignation, disqualification, disability or removal. No decrease in the number of Directors constituting the Board of Directors, nor any change from a classified board to a nonclassified board, shall shorten the term of any incumbent director whose term has not expired on the date at which this section is approved by the shareholders of the Corporation, but shall be applicable to directors elected on the date at which this section is approved by the shareholders of the Corporation.

Article III, Section 4

      Any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office, an increase in the number of authorized Directors, or other cause shall be filled by affirmative vote of a majority of the Directors, although less than a quorum, or by the sole remaining Director, or, in the event of the failure of the Directors or sole remaining Director so to act, by the shareholders at the next election of Directors; provided, that if the holders of any class or classes of stock or series thereof of the Corporation, voting separately, are entitled to elect one or more Directors, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the Directors elected by such class or classes or series thereof then in office, or by a sole remaining Director so elected. Directors so chosen shall hold office for a term expiring at the next annual meeting of shareholders. at which the term of the class to which they have been elected expires. A Director elected to fill a vacancy by reason of an increase in the number of directorships shall be elected by a majority vote of the Directors then in office although less than a quorum of the Board of Directors, to serve until the next election of the class for which such Directors shall have been chosen. If the number of directors is changed, any increase or decrease shall be apportioned among the two classes so as to make all classes as nearly equal in number as possible if, consistent with the preceding requirement, the increase or decrease may be allocated to more than one class, the increase or decrease may be allocated to any such class the Board of Directors selects in its discretion. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

C-2

REVOCABLE VOTING INSTRUCTIONS

WESTCORP
23 Pasteur
Irvine, California 92618

VOTING INSTRUCTIONS TO TRUSTEE
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF WESTCORP ON APRIL 26, 2004.

THE TRUSTEE SOLICITS THESE VOTING INSTRUCTIONS FROM PARTICIPANTS IN THE WESTCORP EMPLOYEE STOCK OWNERSHIP AND SALARY SAVINGS PLAN WHO HAVE RIGHTS IN THE COMMON STOCK.

     The undersigned Participant in the Westcorp Employee Stock Ownership and Salary Savings Plan hereby instructs Investors Bank & Trust, as Trustee for the Employee Stock Ownership Plan and, Matrix Capital Bank Trust Services as trustee for the Salary Savings Plan, to vote all shares of Westcorp common stock allocated to the accounts of the undersigned under the 401(k) and ESOP Plan, and to act in its discretion upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on April 26, 2004, or any adjournment thereof.

     Please vote in accordance with the instructions on the reverse side of this card by April 22, 2004. IF THIS CARD IS PROPERLY EXECUTED, THE TRUSTEE WILL VOTE IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THE TRUSTEE WILL VOTE PROPORTIONATELY FOR PROPOSALS 1, 2, 3, 4 AND 5.

(Voting Card continued on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

WESTCORP

2004 Annual Meeting of Shareholders

April 26, 2004

10:00 a.m.

23 Pasteur Road
Irvine, California 92618

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS		WITHHOLD AUTHORITY
TO VOTE FOR ALL NOMINEES
		FOR	LISTED BELOW
Nominee:	01 Judith M. Bardwick,	☐	☐
02 James R. Dowlan,
03 Duane A. Nelles, and
04 Ernest S. Rady

WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write name of such nominee below.

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF THE WESTCORP LONG TERM INCENTIVE PLAN	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION AND BYLAWS OF WESTCORP TO DECLASSIFY THE BOARD OF DIRECTORS	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS ERNST & YOUNG LLP	☐	☐	☐

5.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

		I expect to attend the Meeting.		☐

Signature	Signature	Date

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through
11:59 PM Eastern Time on April 21, 2004.

Your Internet or telephone vote authorizes the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Card.

Internet		Telephone		Mail
http://www.eproxy.com/wes		1-800-435-6710
Use the Internet to vote. Have your Voting Card in hand when you access the web site.	OR	Use any touch-tone telephone to vote. Have your Voting Card in hand when you call.	OR	Mark, sign and date your Voting Card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your Voting Card.

You can view the Annual Report and Proxy Statement
on the Internet at www.westcorpinc.com

REVOCABLE PROXY

WESTCORP
23 Pasteur
Irvine, California 92618

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF THE SHAREHOLDERS OF WESTCORP ON APRIL 26, 2004.

     The undersigned appoints Ernest S. Rady as proxy and in his absence or inability to serve, Thomas A. Wolfe as alternate proxy, with the power to appoint his substitute, and hereby authorizes him and his alternate to represent and to vote all of the shares of common stock held of record by and standing in the name of the undersigned on March 11, 2004, at the annual meeting of shareholders of WESTCORP, to be held on April 26, 2004, or any adjournment thereof, in accordance with the instructions on the reverse side of this card and IN FAVOR OF ANY PROPOSAL AS TO WHICH NO INSTRUCTION IS INDICATED.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF WESTCORP AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY BEING PRESENT AT THE ANNUAL MEETING AND ELECTING TO VOTE IN PERSON.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

(Proxy continued on reverse)

Address Change/Comments (Mark the corresponding box on the reverse side)

^ FOLD AND DETACH HERE ^

WESTCORP

2004 Annual Meeting of Shareholders

April 26, 2004

10:00 a.m.

23 Pasteur Road
Irvine, California 92618

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	ELECTION OF DIRECTORS		WITHHOLD AUTHORITY
TO VOTE FOR ALL NOMINEES
		FOR	LISTED BELOW
Nominee:	01 Judith M. Bardwick,	☐	☐
02 James R. Dowlan,
03 Duane A. Nelles, and
04 Ernest S. Rady

WITHHOLD AUTHORITY to vote for any INDIVIDUAL nominee. Write name of such nominee below.

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF THE WESTCORP LONG TERM INCENTIVE PLAN	☐	☐	☐
		FOR	AGAINST	ABSTAIN
3.	APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION AND BYLAWS OF WESTCORP TO DECLASSIFY THE BOARD OF DIRECTORS	☐	☐	☐
		FOR	AGAINST	ABSTAIN
4.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS ERNST & YOUNG LLP	☐	☐	☐

5.	OTHER BUSINESS. In accordance with the recommendation of Westcorp’s Board of Directors, the Proxy is authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/isd for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

		I expect to attend the Meeting.		☐

Number of Shares Owned:

Dated:	, 2004

Signature

Signature

Please date this Proxy and sign your name exactly as it appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give the full title as such. If a corporation, please sign in full corporate name by President or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

^ FOLD AND DETACH HERE ^

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.eproxy.com/wes		1-800-435-6710
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement on the internet at www.westcorpinc.com

Release Date Notice – Rule 14a-6(d)

     The accompanying definitive proxy materials were released to the shareholders of record of the registrant on Monday, April 12, 2004.